Exhibit 99.1

BEAM INC.

INTRODUCTION TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL

INFORMATION

The following unaudited pro forma consolidated financial information of Beam Inc. (formerly Fortune Brands, Inc., the “Company”) gives effect to the spin-off (the “Spin-Off”) of Fortune Brands Home & Security, Inc. (“Home & Security” or “H&S”), which occurred on October 3, 2011. To effectuate the Spin-Off, the Company paid a pro rata dividend of one share of Home & Security common stock for each outstanding share of the Company’s common stock as of September 20, 2011. Home & Security paid a cash dividend to the Company in the amount of $500 million immediately prior to the Spin-Off. As a result of the Spin-Off, Home & Security became an independent publicly traded company trading on the New York Stock Exchange under the symbol “FBHS”. Effective with the Spin-Off, Home & Security is accounted for as a discontinued operation in the Company’s financial statements in accordance with Accounting Standards Codification (ASC) 205, “Presentation of Financial Statements” (ASC 205).

The following unaudited pro forma consolidated financial information of the Company also gives effect to the Company’s sale of the Acushnet Company golf business segment (“Golf”). On July 29, 2011, the Company completed the sale of Golf to a company formed by Fila Korea Ltd. and Mirae Asset Private Equity of Korea for a cash purchase price of $1.225 billion (subject to certain post-closing adjustments). The Company estimates that it will realize net proceeds of approximately $1.2 billion after taxes and expenses. Effective May 20, 2011, Golf is accounted for as a discontinued operation in the Company’s financial statements in accordance with ASC 205. The Spin-Off and the sale of Golf are together referred to herein as the “Transactions.”

The historical financial information of the Company set forth below has been derived from the historical audited and unaudited consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2011 (the “Quarterly Report”). The unaudited pro forma consolidated statements of income were prepared as if the Transactions occurred as of January 1, 2008. The impacts of the use of net proceeds from the sale of Golf and a dividend from Home & Security to repurchase debt securities are included in the unaudited pro forma consolidated statements of income for the six months ended June 30, 2011 and the year ended December 31, 2010. The unaudited pro forma consolidated balance sheet as of June 30, 2011 is prepared as if the Transactions occurred on that date. Pro forma income statements for the three most recently completed fiscal years are presented because the treatment of the Golf and Home & Security businesses have not yet been reflected as discontinued operations in the Company’s historical information, except as noted above.

The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable as of the date of this filing. However, actual adjustments may differ materially from the information presented. The adjustments are directly attributable to the Transactions and are expected to have a continuing impact on the financial position and results of operations of the Company. The statements of income do not reflect any adjustments for non-recurring items. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma consolidated financial information have been made.

The unaudited pro forma consolidated financial information, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report and its Quarterly Report. The unaudited pro forma consolidated financial statements presented do not purport to represent what the Company’s results of operations or financial position would actually have been had the transaction occurred on the dates presented, nor is it intended to be indicative of the Company’s future results of operations or financial position.

BEAM INC.

Unaudited Pro Forma Consolidated Statement of Income

Six Months ended June 30, 2011

(In millions, except per share amounts)

	As	Less: Discontinued Operations (a)	Continuing	Pro Forma Adjustments
	Reported	H&S	Operations	Golf (b)	H&S (c)	Pro Forma
Net sales	$2,979.7	$(1,603.9)	$1,375.8	$—	$—	$1,375.8
Cost of products sold	1,585.2	(1,113.9)	471.3	—	—	471.3
Excise taxes on spirits	281.4	—	281.4	—	—	281.4
Advertising, selling, general and administrative expenses	770.5	(406.2)	364.3	—	—	364.3
Amortization of intangible assets	15.5	(7.5)	8.0	—	—	8.0
Restructuring charges	2.6	(0.7)	1.9	—	—	1.9
Business separation costs	19.8	—	19.8	—	—	19.8

Operating income	304.7	(75.6)	229.1			229.1
Interest expense	85.8	(25.8)	60.0	(19.6)	16.7	57.1
Other expense (income), net	4.0	(0.9)	3.1	—	—	3.1

Income before taxes	214.9	(48.9)	166.0	19.6	(16.7)	168.9
Income taxes	58.8	(15.2)	43.6	7.6	(5.8)	45.4

Net income from continuing operations	156.1	(33.7)	122.4	12.0	(10.9)	123.5
Less: Noncontrolling interests	0.6	(0.6)	—	—	—	—

Net income from continuing operations and attributable to Beam Inc.	$155.5	$(33.1)	$122.4	$12.0	$(10.9)	$123.5

Earnings per common share
Basic	$1.01	$(0.22)	$0.79	$0.08	$(0.07)	$0.80
Diluted	$0.99	$(0.21)	$0.78	$0.08	$(0.07)	$0.79
Average number of common shares outstanding
Basic	154.0		154.0			154.0
Diluted	156.9		156.9			156.9

BEAM INC.

Unaudited Pro Forma Consolidated Statement of Income

Twelve Months ended December 31, 2010

(In millions, except per share amounts)

	As	Less: Discontinued Operations (a)		Continuing	Pro Forma Adjustments
	Reported	Golf	H&S	Operations	Golf (d)	H&S (e)	Pro Forma
Net sales	$7,141.5	$(1,241.5)	$(3,234.1)	$2,665.9	$—	$—	$2,665.9
Cost of products sold	3,688.4	(645.0)	(2,178.4)	865.0	—	—	865.0
Excise taxes on spirits	571.0	—	—	571.0	—	—	571.0
Advertising, selling, general and administrative expenses	2,055.2	(517.6)	(811.6)	726.0	—	—	726.0
Amortization of intangibles	32.2	(0.2)	(15.7)	16.3	—	—	16.3
Restructuring charges	26.1	(2.7)	(8.0)	15.4	—	—	15.4
Loss on the sale of brands and related assets, net	4.7	11.3	—	16.0	—	—	16.0

Operating income	763.9	(87.3)	(220.4)	456.2	—	—	456.2
Interest expense	213.8	(11.8)	(58.3)	143.7	(40.5)	40.5	143.7
Other (income) expense, net	(37.5)	3.3	1.0	(33.2)	—	—	(33.2)

Income before taxes	587.6	(78.8)	(163.1)	345.7	40.5	(40.5)	345.7
Income taxes	91.6	(16.1)	(39.3)	36.2	15.6	(14.5)	37.3

Net income from continuing operations	496.0	(62.7)	(123.8)	309.5	24.9	(26.0)	308.4
Less: Noncontrolling interests	8.4	(7.2)	(1.2)	—	—	—	—

Net income from continuing operations and attributable to Beam Inc.	$487.6	$(55.5)	$(122.6)	$309.5	$24.9	$(26.0)	$308.4

Earnings per common share
Basic	$3.20	$(0.37)	$(0.80)	$2.03	$0.16	$(0.17)	$2.02
Diluted	$3.16	$(0.36)	$(0.79)	$2.01	$0.16	$(0.17)	$2.00
Average number of common shares outstanding
Basic	152.4			152.4			152.4
Diluted	154.3			154.3			154.3

BEAM INC.

Unaudited Pro Forma Consolidated Statement of Income

Twelve Months ended December 31, 2009

(In millions, except per share amounts)

	As	Less: Discontinued Operations (a)		Continuing
	Reported	Golf	H&S	Operations
Net sales	$6,694.7	$(1,218.3)	$(3,006.8)	$2,469.6
Cost of products sold	3,550.5	(666.0)	(2,101.8)	782.7
Excise taxes on spirits	489.3	—	—	489.3
Advertising, selling, general and administrative expenses	1,941.6	(497.7)	(784.0)	659.9
Amortization of intangibles	33.7	(0.3)	(16.1)	17.3
Restructuring charges	81.9	(31.3)	(21.8)	28.8
Asset impairment charges	92.5	—	—	92.5

Operating income	505.2	(23.0)	(83.1)	399.1
Interest expense	215.8	(11.8)	(60.4)	143.6
Other expense (income), net	6.0	0.4	1.1	7.5

Income before taxes	283.4	(11.6)	(23.8)	248.0
Income taxes	36.3	9.5	(32.5)	13.3

Net income from continuing operations	247.1	(21.1)	8.7	234.7
Less: Noncontrolling interests	4.3	(3.5)	(0.8)	—

Net income from continuing operations and attributable to Beam Inc.	$242.8	$(17.6)	$9.5	$234.7

Earnings per common share
Basic	$1.61	$(0.11)	$0.06	$1.56
Diluted	$1.60	$(0.12)	$0.07	$1.55
Average number of common shares outstanding
Basic	150.3			150.3
Diluted	151.8			151.8

BEAM INC.

Unaudited Pro Forma Consolidated Statement of Income

Twelve Months ended December 31, 2008

(In millions, except per share amounts)

	As	Less: Discontinued Operations (a)		Continuing
	Reported	Golf	H&S	Operations
Net sales	$7,608.9	$(1,368.9)	$(3,759.1)	$2,480.9
Cost of products sold	4,044.8	(715.2)	(2,538.1)	791.5
Excise taxes on spirits	503.8	—	—	503.8
Advertising, selling, general and administrative expenses	1,997.8	(528.1)	(845.8)	623.9
Amortization of intangibles	49.6	(0.3)	(32.9)	16.4
Restructuring charges	81.8	—	(49.5)	32.3
Asset impairment charges	785.5	—	(758.3)	27.2

Operating income	145.6	(125.3)	465.5	485.8
Interest expense	237.1	(14.6)	(82.7)	139.8
Other (income) expense, net	(279.9)	6.7	(6.7)	(279.9)

Income before taxes	188.4	(117.4)	554.9	625.9
Income taxes	95.6	(31.5)	56.4	120.5

Net income from continuing operations	92.8	(85.9)	498.5	505.4
Less: Noncontrolling interests	(65.8)	(5.7)	(0.6)	(72.1)

Net income from continuing operations and attributable to Beam Inc.	$158.6	$(80.2)	$499.1	$577.5

Earnings per common share
Basic	$1.04	$(0.53)	$3.29	$3.80
Diluted	$1.03	$(0.52)	$3.25	$3.76
Average number of common shares outstanding
Basic	151.7			151.7
Diluted	153.7			153.7

BEAM INC.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2011

(In millions)

	As	Discontinued Operations		Pro Forma Adjustments
	Reported	Golf (f)	H&S (g)	Golf (h)	H&S (i)	Pro Forma
Assets
Current assets
Cash and cash equivalents	$287.4	$1,240.0	$442.4	$(1,050.0)	$(500.0)	$419.8
Accounts receivable, net	887.1	—	(410.0)	—	—	477.1
Inventories	1,973.8	—	(353.1)	—	—	1,620.7
Other current assets	626.0	(251.7)	(111.4)	3.6	14.0	280.5
Current assets of discontinued operations	571.7	(571.7)	—	—	—	—

Total current assets	4,346.0	416.6	(432.1)	(1,046.4)	(486.0)	2,798.1
Property, plant and equipment, net	1,253.0	—	(531.7)	—	—	721.3
Goodwill resulting from business acquisitions	3,677.7	—	(1,456.0)	—	—	2,221.7
Other intangible assets, net	3,109.3	—	(793.9)	—	—	2,315.4
Other assets	253.6	(53.1)	(62.3)	(4.3)	(15.0)	118.9
Non-current assets of discontinued operations	259.0	(259.0)	—	—	—	—

Total assets	$12,898.6	$104.5	$(3,276.0)	$(1,050.7)	$(501.0)	$8,175.4

Liabilities and stockholders’ equity
Current liabilities
Notes payable to banks	$30.8	$—	$(3.6)	$—	$—	$27.2
Bank lines of credit	150.0	—	—	—	—	150.0
Current portion of long-term debt	403.4	—	—	—	—	403.4
Accounts payable	426.2	—	(282.1)	—	—	144.1
Other current liabilities	721.4	41.6	(247.4)	(54.9)	(0.4)	460.3
Current liabilities of discontinued operations	273.0	(273.0)	—	—	—	—

Total current liabilities	2,004.8	(231.4)	(533.1)	(54.9)	(0.4)	1,185.0
Long-term debt	3,290.1	—	(16.8)	(911.0)	(500.0)	1,862.3
Deferred income taxes	710.7	—	(259.5)	—	—	451.2
Accrued pension and postretirement benefits	228.2	—	(131.6)	—	—	96.6
Other non-current liabilities	269.8	—	(77.0)	1.7	—	194.5
Non-current liabilities of discontinued operations	116.8	(116.8)	—	—	—	—

Total liabilities	6,620.4	(348.2)	(1,018.0)	(964.2)	(500.4)	3,789.6
Equity
Beam Inc. stockholders’ equity
Convertible preferred stock	4.8	—	—	—	—	4.8
Common stock	734.0	—	—	—	—	734.0
Paid-in capital	843.3	—	—	10.7	—	854.0
Accumulated other comprehensive income	(0.7)	8.8	64.8	—	—	72.9
Retained earnings	7,849.3	460.2	(2,319.5)	(97.2)	(0.6)	5,892.2
Treasury stock, at cost	(3,172.1)	—	—	—	—	(3,172.1)

Total Beam Inc. stockholders’ equity	6,258.6	469.0	(2,254.7)	(86.5)	(0.6)	4,385.8
Noncontrolling interests	19.6	(16.3)	(3.3)	—	—	—

Total stockholders’ equity	6,278.2	452.7	(2,258.0)	(86.5)	(0.6)	4,385.8

Total liabilities and stockholders’ equity	$12,898.6	$104.5	$(3,276.0)	$(1,050.7)	$(501.0)	$8,175.4

BEAM INC.

Notes to the Unaudited Pro Forma Consolidated Financial Statements

(a)	The Discontinued Operations columns represent the historical financial results of the Golf and Home & Security businesses in accordance with ASC 205, “Presentation of Financial Statements,” including the allocation of interest expense associated with the Company’s outstanding debt based on the ratio of net assets of the Golf and Home & Security businesses to the sum of the Company’s total net assets plus consolidated debt other than debt directly attributable to other operations of the Company. The Golf business was already reflected as a discontinued operation in the Company’s financial statements included in its Quarterly Report and as such is not adjusted for in the six month period ended June 30, 2011.

(b)	In August 2011, the Company used approximately $1.1 billion of net proceeds from the sale of the Golf business to repurchase debt securities with a book value of $911.0 million. The pro forma adjustment for the six months ended June 30, 2011 represents:

•	$26.0 million of interest expense savings on $911.0 million at a weighted-average rate of 5.71% and

•	the add back of a $6.4 million pretax interest expense allocation from Beam Inc. to discontinued operations.

The pro forma statements of income do not include a pro forma adjustment to include the effect of $139 million pretax loss on the debt extinguishment referred to in this footnote (b).

(c)	The Company expects to use the $500 million dividend from Home & Security to repurchase $500 million of debt securities. The pro forma adjustment for the six months ended June 30, 2011 represents:

•	$8.8 million of interest expense savings on $500 million at a weighted-average rate of 3.5% and

•	the add back of a $25.5 million pretax interest expense allocation from Beam Inc. to discontinued operations.

(d)	The Company used approximately $1.1 billion of net proceeds from the sale of the Golf business to repurchase debt securities with a book value of $911.0 million. The pro forma adjustment for the twelve months ended December 31, 2010 represents:

•	$52.0 million of interest expense savings on $911.0 million at the weighted-average annual rate of 5.71% and

•	the add back of a $11.5 million pretax interest expense allocation from Beam Inc. to discontinued operations.

The pro forma statements of income do not include a pro forma adjustment to include the effect of $139 million pretax loss on the debt extinguishment referred to in this footnote (d).

(e)	The Company expects to use the $500 million dividend from Home & Security to repurchase $500 million of debt securities. The pro forma adjustment for the twelve months ended December 31, 2010 represents:

•	$17.5 million of interest expense savings on $500 million at a weighted-average rate of 3.5% and

•	the add back of a $58.0 million pretax interest expense allocation from Beam Inc. to discontinued operations.

(f)	The pro forma adjustments represent the elimination of the assets and liabilities of the Golf business as if the sale of Golf had occurred on June 30, 2011, including the proceeds of $1.2 billion, resulting in a gain of approximately $0.5 billion (net of income tax expense of approximately $0.3 billion). In June 2011, the Company recorded an income tax benefit of $215 million due to the reduction of a valuation allowance on deferred tax assets as a result of expected realization of capital loss carryforward benefits. The actual gain may differ.

(g)	The pro forma adjustments represent the elimination of the assets and liabilities of Home & Security and receipt of a $500 million dividend immediately prior to the Spin-Off, as if the Spin-Off had occurred on June 30, 2011. No gain or loss is recorded on the Spin-Off of Home & Security.

(h)	The pro forma adjustments reflect the use of $1.1 billion of the net proceeds from the sale of the Golf business to retire debt securities, as well as the impact of the acceleration of stock-based compensation expense and the realization of the deferred tax assets. The pro forma adjustments include a loss of $139.0 million ($86.2 million after tax) on the retirement of debt with a face value of $911.0 million.

(i)	The pro forma adjustments reflect the expected use of the $500 million dividend to the Company from Home & Security to retire $500 million of debt securities and the realization of the deferred tax assets.